Rule 497(e)
File Nos. 333-162249; 811-09667

PRESTIGE
Flexible Premium Variable Universal Life Policy

Issued by Prestige Variable Life Account
of Great-West Life & Annuity Insurance Company

Supplement dated April 4, 2014 to the
Prospectus dated May 1, 2003

This supplement amends certain information contained in your Prestige Variable Life Account prospectus.  Please read this Supplement carefully and retain it for future reference.

Effective April 30, 2014, the Goldman Sachs VIT Structured US Equity Fund will be renamed Goldman Sachs VIT U.S. Equity Insights Fund. Accordingly, all references to “Goldman Sachs VIT Structured US Equity Fund” in your Prospectus are deleted and replaced with “Goldman Sachs VIT U.S. Equity Insights Fund.”

Effective immediately, the Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 1) is renamed Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 1). Accordingly, all references to “Seligman Variable Portfolio - Smaller-Cap Value Fund (Class 1)” in your Prospectus are deleted and replaced with “Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 1).”

Effective immediately, the Seligman Global Technology Portfolio (Class 1) is renamed Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1). Accordingly, all references to “Seligman Global Technology Portfolio (Class 1)” in your Prospectus are deleted and replaced with “Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1).”

Effective immediately, the Van Eck WIT Worldwide Hard Assets Fund is renamed Van Eck VIP Global Hard Assets Fund (Class I). Accordingly, all references to “Van Eck WIT Worldwide Hard Assets Fund” in your Prospectus are deleted and replaced with “Van Eck VIP Global Hard Assets Fund (Class I).”

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.